SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         OVM INTERNATIONAL HOLDING CORP.
             (Exact name of registrant as specified in its charter)

                Nevada                                      88-0344135
                ------                                      ----------
(State of incorporation or organization)                 (I.R.S. employer
                                                         identification no.)

  West 516 Sprague Avenue, Spokane, Washington                 99204
  --------------------------------------------                 -----
(Address of principal executive offices)                     (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered
         -------------------                 ------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $.0001
--------------------------------------------------------------------------------
                                (Title of Class)

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                                (Title of Class)
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                                (Title of Class)

ITEM 1.  Description of Registrant's Securities to be Registered.
-------  --------------------------------------------------------

         The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration
         Statement on Form SB-2 (File No. 333-27119) as filed with the Commission on May 14, 1997, and effective on November 7, 1997.

ITEM 2.  Exhibits.
-------  ---------

     1.  (a)      Specimen of certificate evidencing Registrant's Common Stock, par value $.0001.  *

         (b)      Specimen of Warrant to Purchase Registrant's Common Stock.  **

     2.  (a)      Articles of Incorporation of the Registrant. **

         (b)      By-Laws of the Registrant. **








         *        Filed herewith.
         ** Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (File No. 333-27119) filed with the Commission on May 14, 1997, and effective on November 7, 1997.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            OVM INTERNATIONAL HOLDING CORP.
                                            -------------------------------
                                                  (Registrant)


Date:    January 8, 1998                    By:  /s/ Ching Lung Po
                                               ------------------------------
                                                     Ching Lung Po, President